Contract Acquisition Costs, Net - Significant Components (Details) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Conversion costs, net of accumulated amortization of $164.4 million and $150.0 million as of 2016 and 2015, respectively	$ 144,173	$ 159,000
Payments for processing rights, net of accumulated amortization of $145.3 million and $137.9 million as of 2016 and 2015, respectively	91,527	88,811
Total	235,700	247,811
Accumulated amortization	420,607	257,096
Conversion costs
Accumulated amortization	164,400	150,000
Payments for processing rights
Accumulated amortization	$ 145,300	$ 137,900